Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

Bradley Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

Costa Brava Partnership III L.P.
Roark, Rearden & Hamot, LLC
Roark, Rearden & Hamot Capital Management, LLC
Seth W. Hamot
Douglas E. Linton
John S. Ross

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          On October 5, 2006, Costa Brava Partnership III L.P. (“Costa Brava”) issued a press release announcing a series of meetings with stockholders of Bradley Pharmaceuticals, Inc.  A copy of the press release is filed herewith as Exhibit 1.

COSTA BRAVA PARTNERSHIP III L.P., ROARK, REARDEN & HAMOT, LLC, ROARK, REARDEN & HAMOT CAPITAL MANAGEMENT, LLC, SETH W. HAMOT, DOUGLAS E. LINTON AND JOHN S. ROSS (COLLECTIVELY, THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON SEPTEMBER 29, 2006, TO BE USED TO SOLICIT VOTES FOR THE ELECTION OF ITS SLATE OF DIRECTOR NOMINEES AND CERTAIN BUSINESS PROPOSALS FOR USE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS OF BRADLEY PHARMACEUTICALS, INC.  INFORMATION RELATING TO THE PARTICIPANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC.

STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

THE DEFINITIVE PROXY STATEMENT, FORM OF PROXY AND OTHER PROXY MATERIALS ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

Exhibit 1

PRESS RELEASE
FOR IMMEDIATE RELEASE

Contacts:
MacKenzie Partners, Inc.
Larry Dennedy: 212-929-5239
Bob Sandhu: 212-378-7061

COSTA BRAVA ANNOUNCES MEETINGS WITH STOCKHOLDERS
OF BRADLEY PHARMACEUTICALS, INC.

SETH HAMOT TO MEET WITH BRADLEY STOCKHOLDERS
IN NEW YORK ON TUESDAY, OCTOBER 10, 2006

Boston, MA -- October 5, 2006 -- Today, Costa Brava Partnership III L.P. (“Costa Brava”) announced that Seth W. Hamot will begin a series of meetings with stockholders of Bradley Pharmaceuticals, Inc. (NYSE:BDY) (“Bradley”) during the afternoon of Tuesday, October 10, 2006 in New York City.  The meetings will be at the offices of Ropes & Gray LLP, 45 Rockefeller Plaza, New York, NY 10111.

To schedule a meeting with Mr. Hamot, stockholders should contact Costa Brava’s proxy advisor MacKenzie Partners, Inc. Toll-Free at 800-322-2885 or 212-929-5500 (call collect), or you may email them at savebradley@mackenziepartners.com.  Please note that for the October 10 meetings, building security procedures at Rockefeller Plaza require that visitors have an appointment.

Costa Brava filed a Definitive Proxy Statement with the United States Securities and Exchange Commission on September 29, 2006 and has nominated Douglas E. Linton, John S. Ross and Seth W. Hamot as nominees for election to the Board of Directors of Bradley at the Annual Meeting of Stockholders scheduled for Thursday, October 26, 2006.

“I look forward to meeting with fellow Bradley stockholders to discuss our company,” said Mr. Hamot.  “It is important that Bradley’s public stockholders have an independent voice on the Board of Directors and our nominees are well-qualified and ready to serve fellow stockholders in that role.”

COSTA BRAVA PARTNERSHIP III L.P., ROARK, REARDEN & HAMOT, LLC, ROARK, REARDEN & HAMOT CAPITAL MANAGEMENT, LLC, SETH W. HAMOT, DOUGLAS E. LINTON AND JOHN S. ROSS (COLLECTIVELY, THE “PARTICIPANTS”) FILED A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON SEPTEMBER 29, 2006, TO BE USED TO SOLICIT VOTES FOR THE ELECTION OF ITS SLATE OF DIRECTOR NOMINEES AND CERTAIN BUSINESS PROPOSALS FOR USE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS OF BRADLEY PHARMACEUTICALS, INC.  INFORMATION RELATING TO THE PARTICIPANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FILED WITH THE SEC.

STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

THE DEFINITIVE PROXY STATEMENT, FORM OF PROXY AND OTHER PROXY MATERIALS ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.